UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

MAY 4, 2005
Date of Report (Date of earliest event reported)

LINCOLN GOLD CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-25827	88-0419475
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 306, 1140 Homer Street, Vancouver, BC
Vancouver, British Columbia Canada	V6B 2X6
(Address of principal executive offices)	(Zip Code)

(604) 689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01      Changes in Registrant’s Certifying Accountant

Amisano Hanson, Chartered Accountants ("Amisano Hanson") have been dismissed as principal independent accountant of Lincoln Gold Corporation (the "Company") effective May 4, 2005. The Company has engaged Manning Elliott, Chartered Accountants as its principal independent accountant effective May 4, 2005. The decision to change principal independent accountants has been approved by the Company’s board of directors.

The report of Amisano Hanson dated April 14, 2005 on the balance sheets of the Company as at December 31, 2004 and 2003, and the related statements of operations, stockholders' deficiency and cash flows for the year ended December 31, 2004, the period from September 25, 2003 (inception) to December 31, 2003 and the period from September 25, 2003 (inception) to December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the year ended December 31, 2004, the period from September 25, 2003 (inception) to December 31, 2003 and the period from September 25, 2003 (inception) to December 31, 2004 and the subsequent interim period through to May 4, 2005, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Amisano Hanson would have caused them to make reference thereto in their reports on the Company’s audited financial statements.

The Company has provided Amisano Hanson with a copy of the foregoing disclosures and has requested in writing that Amisano Hanson furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from Amisano Hanson wherein they have confirmed their agreement to the Company’s disclosures. A copy of Amisano Hanson’s letter has been filed as an exhibit to this report.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired.

Not applicable.

(b)      Pro forma Financial Information.

Not applicable.

(c)      Exhibits.

Exhibit	Description

16.1	16.1 Letter from Amisano Hanson, dated May 9th, 2005(1)

(1) Filed as an Exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN GOLD CORPORATION

DATE: MAY 9, 2005	By:	/s/ Paul Saxton
PAUL SAXTON

President and Chief Executive Officer

3.